Prepaid Expenses and Other Assets - Schedule of Prepayment and Other Current Assets (Details) - USD ($)	Jun. 30, 2025	Dec. 31, 2024
Schedule of Prepayment and Other Current Assets [Abstract]
Prepayment	$ 2,356,263	$ 2,011,079
Advance to suppliers	3,169,252	2,881,581
Deposits	1,177,039	1,159,683
Other receivables	769,116	929,530
Provision for expected credit loss	(800,000)	(150,000)
Exchange rate difference	(13,136)	1,684
Total prepayment and other current assets	$ 6,658,534	$ 6,833,557